SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 6, 2003

SIPEX CORPORATION

(Exact name of registrant as specified in charter)

Massachusetts	000-27892	95-4249153

(State of incorporation)	(Commission file number)	(IRS Employer Identification No.)

233 South Hillview, Milpitas California	95035

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (408) 934-7500

Item 4. Changes in Registrant’s Certifying Accountant.

     KPMG LLP (“KPMG”) was previously the principal accountants for Sipex Corporation (the “Company”). On June 6, 2003, KPMG resigned.

     In connection with the audits of the two fiscal years ended December 31, 2002 and the subsequent interim period through June 6, 2003, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

     The audit reports of KPMG on the consolidated financial statements of the Company and subsidiaries as of and for the years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     In addition, there were no reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K during the two fiscal years ended December 31, 2002 or the subsequent interim period through June 6, 2003, except as described below:

     KPMG’s management letter issued in connection with their audit for the Company’s fiscal year ended December 31, 2002 identified “material weaknesses” (as defined under standards established by the American Institute of Certified Public Accountants) relating to the deficiencies in the systems and processes used in the preparation of the financial statements and the lack of proper management review and account analysis. The area most significantly impacted by the material weaknesses related to inventory, including costing systems, reserves, work in-process and variance analysis. The material weaknesses identified in KPMG’s management letter for the fiscal year ended December 31, 2002 were described in the Company’s Annual Report on Form 10-K for this period.

     KPMG’s management letter issued in connection with their audit for the Company’s fiscal year ended December 31, 2001 identified “material weaknesses” relating to the processing of product returns from distributors and customers and credit memos, and the accounting for the reserve for returns. In addition, such management letter identified a “reportable condition” (as defined under standards established by the American Institute of Certified Public Accountants) relating to the preparation of reconciliations and lack of proper management review.

     The Audit Committee of the Company’s Board of Directors and the Company’s management discussed these reportable events with KPMG. The Company has authorized KPMG to respond fully to any inquiries of any successor accountant concerning the subject matter of the reportable events.

     Attached as Exhibit 16.1 is KPMG’s letter, dated June 12, 2003.

     The Company has commenced the process of interviewing independent public accounting firms to select KPMG’s replacement.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated June 12, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIPEX CORPORATION

Dated: June 12, 2003	By	/s/ Phillip A. Kagel

Phillip A. Kagel Senior Vice President, Finance, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit
Number	Description

16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated June 12, 2003.